Income Taxes	12 Months Ended
Dec. 31, 2021
Income Tax Disclosure [Abstract]
Income Taxes
10.    INCOME TAXES

[a]	The provision for income taxes differs from the expense that would be obtained by applying the Canadian statutory income tax rate as a result of the following:

	2021	2020
Canadian statutory income tax rate	26.5%	26.5%
Tax on repatriation of foreign earnings	2.9	4.4
Net effect of losses not benefited	1.8	8.1
Re-measurement of deferred tax assets [i]	1.5	—
Foreign exchange re-measurement [ii]	1.2	3.4
Impairment of investments [note 2]	—	8.6
Manufacturing and processing profits deduction	(0.2)	(0.1)
Valuation allowance on deferred tax assets	(0.7)	0.6
Earnings of equity accounted investees	(1.3)	(3.6)
Reserve for uncertain tax positions	(2.5)	(4.0)
Research and development tax credits	(3.4)	(3.7)
Foreign rate differentials	(3.9)	(7.3)
Others	(1.6)	(0.2)

Effective income tax rate	20.3%	32.7%

[i]	Re-measurement of deferred tax assets of a China subsidiary .
[ii]
Includes foreign exchange gains reported on U.S. dollar denominated assets for Mexican tax purposes that are not recognized for GAAP purposes and losses related to the re-measurement
of financial statement balances of foreign subsidiaries, primarily in Mexico, that are maintained in a currency other than their functional currency.

[b]	The details of income before income taxes by jurisdiction are as follows:

	2021	2020
Canadian	$220	$93
Foreign	1,728	913

	$1,948	$1,006

[c]	The details of the income tax provision are as follows:

	2021	2020
Current
Canadian	$63	$10
Foreign	408	302

	471	312

Deferred
Canadian	(4)	17
Foreign	(72)	—

	(76)	17

	$395	$329

[d]	Deferred income taxes have been provided on temporary differences, which consist of the following:

	2021	2020
Tax on undistributed foreign earnings	$43	$23
Re-measurement of deferred tax assets	28	—
Liabilities currently not deductible for tax	5	(2)
Change in valuation allowance on deferred tax assets	(13)	6
Net tax losses benefited	(22)	(38)
Tax depreciation (less than) in excess of book depreciation	(30)	50
Book amortization in excess of tax amortization	(58)	(17)
Others	(29)	(5)

	$(76)	$17

[e]	Deferred tax assets and liabilities consist of the following temporary differences:

	2021	2020
Assets
Tax benefit of loss carryforwards	$766	$735
Operating lease liabilities	409	469
Liabilities currently not deductible for tax	219	259
Tax credit carryforwards	84	64
Unrealized loss on foreign exchange hedges and retirement liabilities	59	87
Others	30	46

	1,567	1,660
Valuation allowance against tax benefit of loss carryforwards	(586)	(569)
Other valuation allowance	(125)	(206)

	$856	$885

Liabilities
Operating lease right-of-use assets	415	470
Tax depreciation in excess of book depreciation	228	239
Tax on undistributed foreign earnings	206	163
Unrealized gain on remeasurement of investments	12	11
Unrealized gain on foreign exchange hedges and retirement liabilities	11	17
Other assets book value in excess of tax values	3	65

	875	965

Net deferred tax liabilities	$(19)	$(80)

The net deferred tax liabilities are presented on the consolidated balance sheet in the following categories:

	2021	2020
Long-term deferred tax assets	$421	$372
Long-term deferred tax liabilities	(440)	(452)

	$(19)	$(80)

[f]
Deferred income taxes have not been provided on $4.9

billion of undistributed earnings of certain foreign subsidiaries, as the Company has concluded that such earnings should not give rise to additional tax liabilities upon repatriation or are indefinitely reinvested. A determination of the amount of the unrecognized tax liability relating to the remittance of such undistributed earnings is not practicable.

[g]	Income taxes paid in cash [net of refunds] were $341 million for the year ended December 31, 2021 [2020 - $336 million].

[h]
As of December 31, 2021, the Company had domestic and foreign operating loss carryforwards of $3.0 billion and tax credit carryforwards of $84 million. Approximately $1.9 billion of the operating losses can be carried forward indefinitely. The remaining operating losses and tax credit carryforwards expire between 2022 and 2041.

[i]
As at December 31, 2021 and 2020, the Company’s gross unrecognized tax benefits were $142 million and $182 million, respectively [excluding interest and penalties], of which $126 million and $165 million, respectively, if recognized, would affect the Company’s effective tax rate. The gross unrecognized tax benefits differ from the amount that would affect the Company’s effective tax rate due primarily to the impact of the valuation allowance on deferred tax assets. A summary of the changes in gross unrecognized tax benefits is as follows:

	2021	2020
Balance, beginning of year	$182	$192
Increase based on tax positions related to current year	11	27
Increase based on tax positions of prior years	2	—
Increase related to acquisitions	—	11
Settlements	(5)	(1)
Foreign currency translation	(5)	5
Statute expirations	(43)	(52)

	$142	$182

As at December 31, 2021 and 2020, the Company had recorded interest and penalties on the unrecognized tax benefits of $26 million and $43 million, respectively, which reflects a decrease of $17 and $3 million in expenses related to changes in its reserves for interest and penalties in 2021 and 2020, respectively.
The Company operates in multiple jurisdictions, and its tax returns are periodically audited or subject to review by both domestic and foreign tax authorities. During the next twelve months, it is reasonably possible that, as a result of audit settlements, the conclusion of current examinations or the expiration of the statute of limitations in several jurisdictions, the Company may decrease the amount of its gross unrecognized tax benefits [including interest and penalties] by approximately $73 million, of which $66 million, if recognized, would affect its effective tax rate.
The Company considers its significant tax jurisdictions to include Canada, the United States, Austria, Germany, Mexico and China. With few exceptions, the Company remains subject to income tax examination in Germany for years after 2007, China, Mexico and Austria for years after 2015, Canada for years after 2016 and the
U.S. federal jurisdiction after 2017.